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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported)  27 January 2005
                                                         ---------------


                        Air Products and Chemicals, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-4534                23-1274455
---------------------------     ----------------------      -----------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)


7201 Hamilton Boulevard, Allentown, Pennsylvania                18195-1501
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    (Address of Principal Executive Offices)                    (Zip Code)


                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.

At its meeting on 27 January 2005, the Board of Directors elected Margaret G. McGlynn a director of the Company, effective 17 March 2005, for a term that expires in January 2007. Ms. McGlynn will also serve as a member of the Audit Committee and the Environmental Safety and Public Policy Committee of the Board.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Air Products and Chemicals, Inc.
                                     -------------------------------
                                     (Registrant)



Dated:  1 February 2005        By:                 /s/ Paul E. Huck
                                     ------------------------------------------
                                                     Paul E. Huck
                                      Vice President and Chief Financial Officer